UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
January 15, 2024

FORTINET, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34511	77-0560389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
899 Kifer Road
Sunnyvale, CA 94086
(Address of principal executive offices, including zip code)
(408) 235-7700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

(Title of each class)	(Trading Symbol)	(Name of exchange on which registered)
Common Stock, $0.001 Par Value	FTNT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 15, 2024, John Whittle was appointed the Chief Operating Officer of Fortinet, Inc. (“Fortinet”). Mr. Whittle is 55 years old and will continue to also serve as Fortinet’s Corporate Secretary, a role he has held since January 2007. Mr. Whittle has served in various roles at Fortinet for over 17 years and, prior to this promotion, served as Fortinet’s Executive Vice President of Corporate Development from January 2019 to January 2024 and as Fortinet’s Chief Legal Officer from April 2022 to January 2024. Mr. Whittle served as Fortinet’s General Counsel from October 2006 to April 2022 and as Fortinet’s Vice President of Corporate Development from October 2010 until January 2019. Prior to working at Fortinet, Mr. Whittle served in various roles including Vice President and General Counsel for Corio, Inc., an enterprise application services provider, where he managed the company's legal matters, including in connection with an initial public offering and acquisition by IBM. Prior to Corio, Mr. Whittle was an attorney at Wilson Sonsini Goodrich & Rosati, representing technology companies in general corporate matters, mergers and acquisitions, and initial public offerings. Mr. Whittle holds a B.A. degree in history from the University of Virginia and a J.D., magna cum laude, from Cornell University Law School.

There is currently no change to Mr. Whittle’s compensation as a result of his appointment as Chief Operating Officer. There are no arrangements or understandings between Mr. Whittle and any other persons, pursuant to which he was appointed as Chief Operating Officer, no family relationships among any of the Company’s directors or executive officers and Mr. Whittle and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTINET, INC.

Date: January 18, 2024	By:	/s/ Keith Jensen
Keith Jensen
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)